SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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North American Funds Variable Product Series II

(Name of Registrant as Specified in Its Charter)

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North American Funds Variable Product Series II

Q&A

Q. Why am I receiving this proxy?

A. This proxy has been mailed to you so that you may vote on several proposals concerning your investment in the North American Funds Variable Product Series II ("NAFV II"). Although you are not directly a shareholder of any Fund in NAFV II, as an owner of a variable annuity contract or variable life policy (a "Contract") issued by Separate Account A of The Variable Annuity Life Insurance Company ("VALIC") or by other insurance company separate accounts belonging to VALIC affiliates, you have the right to instruct VALIC how to vote Fund shares that are attributable to your Contract.

Q. What is being proposed?

A. There are six proposals altogether, as shown in the overview below.

Quick Overview of Proposals

Proposal 1

To approve the new investment advisory agreement between the current investment adviser, The Variable Annuity Life Insurance Company ("VALIC"), and NAFV II with respect to each series of NAFV II.

Affected Funds: All

Reason for the Proposal

A new agreement is being proposed due to the acquisition of American General Corporation, VALIC's parent company, by the American International Group, Inc. ("AIG"). This is referred to in the Proxy Statement as the "Merger." The Merger was completed on August 29, 2001, and caused the old investment advisory agreement between VALIC and NAFV II to automatically expire due to the change in VALIC's ownership.

Proposal 2

To approve the new investment sub-advisory agreement between VALIC and American General Investment Management, L.P. ("AGIM") as sub-adviser.

Affected Funds: North American-AG Core Bond Fund, North American-AG High Yield Bond Fund and North American-AG Strategic Bond Fund

Reason for Proposal

The Merger brings opportunities for integration and consolidation of affiliates. It has been determined that AGIM, the current sub-adviser for the North American-AG Core Bond Fund, North American-AG High Yield Bond Fund and North American-AG Strategic Bond Fund, will consolidate operations with those of another affiliate, AIG Global Investment Corp. ("AIGGIC"), to eliminate duplication and attempt to create economies of scale within the organization. This is addressed in Proposal 4. The purpose of Proposal 2 is to ensure that these three bond funds are sub-advised during the time period from the date of the Shareholder Meeting, December 28, 2001, through the date the AIGGIC Sub-Advisory Agreement would take effect if approved by shareholders (January 1, 2002). Federal law requires that the Board of Trustees and shareholders each approve the sub-advisory agreement because it is with an affiliated sub-adviser.

Proposal 3

To approve the new investment sub-advisory agreement between VALIC and SunAmerica Asset Management Corp. ("SAAMCo") as sub-adviser.

Affected Fund: North American-AG 2 Money Market Fund

Reason for Proposal

The Merger could result in personnel and functions being moved from one affiliate (VALIC) to another affiliate (SAAMCo). SAAMCo is a wholly-owned subsidiary of SunAmerica Inc., which is a wholly-owned subsidiary of AIG. The North American-AG 2 Money Market Fund does not currently have a sub-adviser; however, when the portfolio management personnel and functions flow to SAAMCo, a sub-advisory agreement will be necessary. Thus, you are being asked to approve an investment sub-advisory agreement for this affiliated company. VALIC does not expect any change in the nature or quality of services provided as a result of these new investment sub-advisory arrangements.

Proposal 4

To approve the new investment sub-advisory agreement between VALIC and AIGGIC as sub-adviser.

Affected Funds: North American-AG Aggressive Growth Lifestyle Fund, North American-AG Conservative Growth Lifestyle Fund, North American-AG Core Bond Fund, North American-AG High Yield Bond Fund, North American-AG Moderate Growth Lifestyle Fund, North American-AG Socially Responsible Fund and North American-AG Strategic Bond Fund

Reason for Proposal

Because of the consolidation of affiliates, discussed above in the overview for Proposal 2, several of the VALIC and AGIM personnel and functions will be moved to another affiliate, AIGGIC, to eliminate duplication and attempt to create economies of scale within the organization. AIGGIC is owned by AIG Global Investment Group, Inc., which in turn is a wholly-owned subsidiary of AIG. VALIC does not expect any change in the nature or quality of services provided as a result of these new investment sub-advisory arrangements.

Proposal 5

To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental; and (b) to standardize the language of those restrictions that are still required to be fundamental.

Affected Funds: All

Reason for Proposal

Many of the current fundamental investment restrictions are more restrictive than federal law. "Fundamental" in this context means that both the Board of Trustees and the Fund shareholders must approve any changes to the restriction. VALIC has recommended to the Board that the investment restrictions of the Funds be changed to conform to, but not be more restrictive than, federal law. This would give each of the Funds more flexibility; however, these changes, if approved, are not expected to affect the way in which the Funds are managed or the securities or instruments in which the Funds invest.

Proposal 6

To elect the following as Trustees: Robert P. Condon, Dr. Judith L. Craven, William F. Devin, Dr. Timothy J. Ebner, Judge Gustavo E. Gonzales, Jr., Dr. Norman Hackerman, Peter A. Harbeck, Dr. John Wm. Lancaster, Kenneth J. Lavery, Ben H. Love, Dr. John E. Maupin, Jr., and Dr. F. Robert Paulsen.

Affected Funds: All

Reason for the Proposal

It has been several years since Board members have been voted on by shareholders. Recently, new members have been added, expanding the Board's knowledge, background, and experience. Trustees play an important role in governing NAFV II; thus, it is appropriate for you to vote on the complete slate of Trustees at this time.

Q. Are there any other changes as a result of the Merger?

A. Yes, we are changing the Fund names as well. The name of the registered investment company is changing from North American Funds Variable Product Series II to VALIC Company II. Here is the list of the old and new names for the individual Funds:
Old Name	New Name
North American-AG Aggressive Growth Lifestyle Fund
Aggressive Growth Lifestyle Fund
North American-AG Conservative Growth Lifestyle Fund
Conservative Growth Lifestyle Fund
North American-AG Core Bond Fund
Core Bond Fund
North American-AG High Yield Bond Fund
High Yield Bond Fund
North American-AG Moderate Growth Lifestyle Fund
Moderate Growth Lifestyle Fund
North American-AG 2 Money Market Fund
Money Market II Fund
North American-AG Socially Responsible Fund
Socially Responsible Fund
North American-AG Strategic Bond Fund
Strategic Bond Fund
North American-Goldman Sachs Large Cap Growth Fund
Capital Appreciation Fund
North American International Growth Fund
International Growth II Fund
North American-INVESCO MidCap Growth Fund
Mid Cap Growth Fund
North American-J.P. Morgan Small Cap Growth	Small Cap Growth Fund
North American-Neuberger Berman MidCap	Mid Cap Value Fund
North American Small Cap Value Fund	Small Cap Value Fund
North American-State Street Large Cap Value Fund	Large Cap Value Fund

Q. Are there any changes to current sub-advisers?

A. Yes. In addition to the affiliated sub-advisers as discussed above, effective on or about January 1, 2002, several other sub-advisers will be changing as shown below and in the detailed prospectus supplement enclosed with this proxy statement. In addition, each affected shareholder will receive an information statement concerning these sub-adviser changes. The information statements will be mailed to shareholders during the first quarter of 2002.
New Fund Name	Current Sub-Adviser	New Sub-Adviser
Capital Appreciation Fund	Goldman Sachs Asset Management	Credit Suisse Asset Management, LLC
International Growth II Fund	Thompson, Siegel & Walmsley, Inc.	Putnam Investment Management, LLC
Small Cap Growth Fund	J.P. Morgan Investment Management, Inc.	Franklin Advisers, Inc.
Mid Cap Value Fund	Neuberger Berman Management, Inc.	Wellington Management Company, LLC
Small Cap Value Fund	Fiduciary Management Associates, Inc. (50% of Fund) (The remaining 50% is advised by VALIC)	Banc One Investment Advisors, Inc. (100% of Fund)

Q. How should I vote my shares?

A. First you should read the proxy statement. Please call 1-800-448-2542 if you have any questions. Then you may cast your vote. The Board of Trustees recommends that you vote FOR each of the proposals.

Q. How do I cast my vote?

A. You may cast your vote using one of the following methods:

    Through the Internet at www.proxyweb.com;

    By touch-tone telephone: call [____________];

    By mail: postage-paid envelope enclosed; or

    In person: Friday, December 28, 2001

No matter how large or small your holdings, your vote counts, since VALIC will vote Fund shares in the same proportions as the instructions it receives from you, the Contract owners. Please cast your vote on these important proposals as soon as possible. Please refer to the proxy card for instructions on how to vote by mail, by telephone or through the internet. If you vote by telephone or through the internet, you do not need to mail the proxy card.

To Our Deferred Compensation Contract Owners:

As the contract owner of your deferred compensation plan, you have the option to 1) give voting instructions, or 2) direct us to follow individual participants' instructions for voting. If you opt to give voting instructions, instructions received from participants will be disregarded. You have been provided with two proxy cards to indicate your choice.

Should you opt to give voting instructions, please complete the Voting Instruction Card. We request that you clearly mark your vote for each proposal on the Voting Instruction Card. Alternatively, if you opt to follow the individual participants' voting instructions, you should complete the Group Authorization Card, which will allow us to follow the voting instructions of the individual participants.

Please return the completed card in the enclosed postage paid envelope as soon as possible so we may be certain your vote is counted as part of this process.

NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to Be Held on December 28, 2001

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the North American Funds Variable Product Series II ("NAFV II") will be held in Meeting Room 1, at the Plaza Level of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas, at 10:00 a.m. on Friday, December 28, 2001, for the following purposes:

  All Funds: To approve the investment advisory agreement between The Variable Annuity Life Insurance Company ("VALIC") and NAFV II with respect to each series of NAFV II;

  North American-AG Core Bond Fund, North American-AG High Yield Bond Fund and North American-AG Strategic Bond Fund: To approve the Investment Sub-Advisory Agreement between VALIC and American General Investment Management, L.P. as sub-adviser;

  North American-AG 2 Money Market Fund: To approve the Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp. as sub-adviser;

  North American-AG Aggressive Growth Lifestyle Fund, North American-AG Conservative Growth Lifestyle Fund, North American-AG Core Bond Fund, North American-AG High Yield Bond Fund, North American-AG Moderate Growth Lifestyle Fund, North American-AG Socially Responsible Fund and North American-AG Strategic Bond Fund: To approve the Investment Sub-Advisory Agreement between VALIC and AIG Global Investment Corp. as sub-adviser;

  All Funds: To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental; and (b) to standardize the language of those restrictions that are still required to be fundamental;

  All Funds: To elect the following as Trustees: Robert P. Condon, Dr. Judith L. Craven, William F. Devin, Dr. Timothy J. Ebner, Judge Gustavo E. Gonzales, Jr., Dr. Norman Hackerman, Peter A. Harbeck, Dr. John Wm. Lancaster, Kenneth J. Lavery, Ben H. Love, Dr. John E. Maupin, Jr. and Dr. F. Robert Paulsen; and

  To transact any other business that may properly come before the Special Meeting or any adjournment or adjournments thereof.

Only shareholders of record at the close of business on October 22, 2001, are entitled to vote at this meeting and any adjournment thereof.

You are urged to exercise your right to give voting instructions for the meeting. You may vote through the Internet, by touch-tone telephone, by mail, or in person. Please give your voting instructions promptly.

By Order of the Board of Trustees,

Nori L. Gabert, Esq.

Vice President and Secretary

NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II

2929 Allen Parkway

Houston, Texas 77019

PROXY STATEMENT

[November 5], 2001

This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of North American Funds Variable Product Series II ("NAFV II") to be used at the Special Meeting of Shareholders. NAFV II is an open-end management investment company organized as a Delaware business trust on May 6, 1998. NAFV II is authorized to issue shares of beneficial interest. Issued shares are fully paid and non-assessable and have no preemptive or conversion rights. Shareholder voting rights are not cumulative. NAFV II has 15 separate series, or "Funds." Fund names will be changing as of January 1, 2002. For your convenience, both the old and new names are shown below. New names will be used for the remainder of this proxy statement.
Old Name	New Name
North American-AG Aggressive Growth Lifestyle Fund
Aggressive Growth Lifestyle Fund
North American-AG Conservative Growth Lifestyle Fund
Conservative Growth Lifestyle Fund
North American-AG Core Bond Fund
Core Bond Fund
North American-AG High Yield Bond Fund
High Yield Bond Fund
North American-AG Moderate Growth Lifestyle Fund
Moderate Growth Lifestyle Fund
North American-AG 2 Money Market Fund
Money Market II Fund
North American-AG Socially Responsible Fund
Socially Responsible Fund
North American-AG Strategic Bond Fund
Strategic Bond Fund
North American-Goldman Sachs Large Cap Growth Fund
Capital Appreciation Fund
North American International Growth Fund
International Growth II Fund
North American-INVESCO MidCap Growth Fund
Mid Cap Growth Fund
North American-J.P. Morgan Small Cap Growth	Small Cap Growth Fund
North American-Neuberger Berman MidCap	Mid Cap Value Fund
North American Small Cap Value Fund	Small Cap Value Fund
North American-State Street Large Cap Value Fund	Large Cap Value Fund

Although you are not directly a shareholder of any Fund in NAFV II, as an owner of a variable annuity contract or variable life policy (a "Contract") issued by Separate Account A of The Variable Annuity Life Insurance Company ("VALIC") or by other insurance company separate accounts belonging to VALIC affiliates, you have the right to instruct VALIC how to vote Fund shares that are attributable to your Contract. VALIC will vote Fund shares in accordance with instructions received from Contract owners. Interests in Contracts for which no timely instructions are received will be voted in proportion to the instructions which have been received from other Contract owners.

The approximate date on which this proxy statement and form of proxy are first being mailed to shareholders, Contract owners and participants is [November 5], 2001.

We are asking you to consider and vote on several proposals. Some of the proposals only affect certain Funds, as shown in the table below.
Proposals	Affected Funds
1. To approve the investment advisory agreement between VALIC and NAFV II with respect to each series of NAFV II.	All Funds
2. To approve the Investment Sub-Advisory Agreement between VALIC and American General Investment Management, L.P. as sub-adviser.	Core Bond Fund, High Yield Bond Fund and Strategic Bond Fund
3. To approve the Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp. as sub-adviser.	Money Market II Fund
4. To approve the Investment Sub-Advisory Agreement between VALIC and AIG Global Investment Corp. as sub-adviser.	Aggressive Growth Lifestyle Fund, Conservative Growth Lifestyle Fund, Core Bond Fund, High Yield Bond Fund, Moderate Growth Lifestyle Fund, Socially Responsible Fund and Strategic Bond Fund

5. To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental; and (b) to standardize the language of those restrictions that are still required to be fundamental.

All Funds

6. To elect the following as Trustees: Robert P. Condon, Dr. Judith L. Craven, William F. Devin, Dr. Timothy J. Ebner, Judge Gustavo E. Gonzales, Jr., Dr. Norman Hackerman, Peter A. Harbeck, Dr. John Wm. Lancaster, Kenneth J. Lavery, Ben H. Love, Dr. John E. Maupin, Jr. and Dr. F. Robert Paulsen.

All Funds

PROPOSALS

Proposal 1

All Funds:

To approve the Investment Advisory Agreement between

VALIC and NAFV II with respect to each series of NAFV II.

Proposal 2

Core Bond Fund, High Yield Bond Fund and Strategic Bond Fund:

To approve the Investment Sub-Advisory Agreement between VALIC and

American General Investment Management, L.P. as sub-adviser.

Proposal 3

Money Market II Fund:

To approve the Investment Sub-Advisory Agreement between

VALIC and SunAmerica Asset Management Corp. ("SAAMCo") as sub-adviser.

Proposal 4

Aggressive Growth Lifestyle Fund, Conservative Growth Lifestyle Fund, Core Bond Fund,

High Yield Bond Fund, Moderate Growth Lifestyle Fund, Socially Responsible Fund and Strategic Bond Fund:

To approve the Investment Sub-Advisory Agreement between VALIC and AIG Global Investment Corp. ("AIGGIC") as sub-adviser.

These four Proposals are related as a result of the acquisition of American General Corporation ("American General") by American International Group, Inc. ("AIG"), on August 29, 2001 (the "Merger"). American General shareholders received 0.5790 of a share of AIG common stock in exchange for each share of American General common stock. American General, VALIC, AGIM, SAAMCo and AIGGIC are affiliated companies as a result of the Merger. For more information about AIG, VALIC, AGIM, SAAMCo and AIGGIC, please see the "Information About . . ." sections below.

The Advisory and Sub-Advisory Agreements

VALIC is an investment adviser registered with the Securities and Exchange Commission ("SEC"). It is engaged in the business of rendering investment advisory and management services to various investment companies. NAFV II previously contracted with VALIC (the "Previous Advisory Agreement") to furnish these services to each of the Funds and is paid an annual management fee, based on each of the Fund's average daily net assets. Accordingly, VALIC provides ongoing management supervision, policy direction and legal services to the Funds. Legal services include the preparation of registration statements, prospectuses, reports to shareholders, proxy solicitation materials, fund compliance services and recordkeeping. The Board (including all of the Trustees who are not "interested persons" of the investment company (the "Independent Trustees") within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act")), most recently unanimously approved the continuance of the Previous Advisory Agreement on July 17, 2001 for the earlier of a one year period or through the Merger date. The initial sole shareholder of the Funds, VALIC Separate Account A, approved the Previous Advisory Agreement on August 26, 1998.

As investment adviser to NAFV II, VALIC has overall responsibility for the general management and day-to-day operations of the Funds, but may employ one or more investment sub-advisers to make the investment decisions for a Fund. VALIC previously contracted with American General Investment Management, L.P. ("AGIM"), an affiliate, to manage the Core Bond Fund, High Yield Bond Fund and Strategic Bond Fund (the "Previous Sub-Advisory Agreement"). The Board, including the Independent Trustees, most recently unanimously approved the continuance of the Previous Sub-Advisory Agreement on July 17, 2001 for the earlier of a one year period or through the Merger date.

The consummation of the Merger constituted an assignment of the Previous Advisory and Previous Sub-Advisory Agreements under the 1940 Act. Thus, the Previous Advisory Agreement and Previous Sub-Advisory Agreement automatically terminated as of the Merger.

Affiliation with AIG's Asset Management Operations

As a result of the Merger, VALIC and AGIM have become associated with AIG's asset management operations, which offer a wide variety of investment vehicles and services, including variable annuities, mutual funds and investment asset management. Such products and services are offered to individuals and institutions both domestically and internationally. AIG's three principal asset management operations are SAAMCo's asset management operations, AIG Global Investment Group, Inc. ("Global Investment") and its subsidiaries and AIG Capital Partners, Inc. ("Cap Partners"). SAAMCo develops and sells mutual funds and variable annuities and other investment products and provides financial services. Global Investment manages third-party institutional, retail and private equity fund assets on a global basis and provides custodial services. Cap Partners organizes and manages the invested assets of institutional investment funds and may also invest in such funds. Each of these subsidiary operations receives fees for investment products and services provided.

This association also brings opportunities for integration and consolidation of affiliates. AGIM will consolidate operations with those of another affiliate, AIGGIC, to eliminate duplication and attempt to create economies of scale within the organization. Thus, VALIC recommended that the Board approve the appointment of affiliated companies, AIGGIC and SAAMCo, as sub-advisers for the Funds listed above in Proposal 2 and 3. Both Board approval and shareholder approval are generally required whenever an investment company seeks to appoint an affiliate of the adviser as a sub-adviser.

The Interim and New Investment Advisory and Sub-Advisory Agreements

Board Considerations

At meetings of the Board held on July 16-17, 2001, the Board, including Independent Trustees, unanimously approved an interim advisory agreement (the "Interim Advisory Agreement") between NAFV II, on behalf of each Fund and VALIC, which became effective as of the Merger. The Board also approved an interim sub-advisory agreement between VALIC and AGIM for the Core Bond Fund, High Yield Bond Fund and Strategic Bond Fund (the "Interim Sub-Advisory Agreement"). The terms of the Interim Sub-Advisory Agreement are the same as those of the Previous Sub-Advisory Agreement, except for the effective date and term. The Interim Advisory Agreement and Interim Sub-Advisory Agreement (collectively, the Interim Agreements") were each approved by the Board pursuant to Rule 15a-4 under the 1940 Act, to ensure the uninterrupted receipt by the Funds of investment advisory services during the period between the Merger and the Shareholder Meeting. This Rule, under certain circumstances, allows interim advisory and sub-advisory agreements to take effect and to remain in effect for up to 150 days, without receiving prior shareholder approval, as long as the fees payable under such agreement do not exceed the fees payable under the predecessor agreement that had been approved by the shareholders and certain other contractual provisions are included in the Interim Agreements. The Interim Agreements require all fees earned to be escrowed pending shareholder approval of the new investment advisory agreement between NAFV II and VALIC (the "New Advisory Agreement"). If a New Advisory Agreement is not approved, VALIC and AGIM will be entitled to receive from escrow the lesser of any costs incurred in performing their duties in the Interim Agreements (plus interest earned on the amount while in escrow), or the total amount in the escrow account (plus interest earned). The Interim Agreements will terminate on the earlier of the effective date of the New Advisory or Sub-Advisory Agreements or 150 days after the Merger.

Pursuant to the terms of the Interim Advisory Agreement, VALIC is responsible for the management of the investment portfolio of each Fund. The provisions of the Interim Advisory Agreement are the same as those of the Previous Advisory Agreement, except that the provision concerning administrative services was deleted from the Interim Advisory Agreement and moved to be part of a separate Administrative Services Agreement and with respect to the effective date, the term and the escrow conditions relating to VALIC's fees, as described above. Under the 1940 Act, VALIC may continue to serve as the investment adviser for a Fund beyond an interim period of 150 days only if shareholders approve a New Advisory Agreement with VALIC. Consequently, the Board, including all Independent Trustees, unanimously approved and recommended shareholder approval of, the New Advisory Agreement. The New Advisory Agreement, if approved by shareholders, will take effect immediately upon such approval. The terms of the New Advisory Agreement are the same in all material respects as those of the Interim Advisory Agreement, except for the effective date and the termination date.

In connection with its approval of the New Advisory Agreement, the Board considered that the Merger did not involve any changes in the overall form of the advisory contract or any of the Funds' objectives or policies and observed that the fees remained the same. As part of their deliberations, the Board took into account the following, among other factors: the nature and quality of the services provided or reasonably anticipated to be provided and the results achieved or reasonably anticipated to be achieved by VALIC; the amount and structure of investment advisers' fees generally and the fees payable under the New Advisory Agreement; the financial strength of AIG; the management, personnel and operations of AIG; the commitment of AIG to the financial services industry; and the terms of the Merger.

The Board also considered that the terms of the New Advisory Agreement are the same in all material respects as those of the Interim Advisory Agreement and that the New Advisory Agreement is essentially a continuation of the Previous Advisory Agreement, except as discussed above. The Board, including all of the Independent Trustees, determined that the terms of the New Advisory Agreement are fair and reasonable and that the approval of the New Advisory Agreement is necessary and in the best interests of NAFV II, on behalf of each Fund and its shareholders, to ensure the continued receipt of the same quality of services as is currently provided.

The Board then considered a new sub-advisory agreement for AGIM (the "New AGIM Sub-Advisory Agreement"), for the Core Bond Fund, High Yield Bond Fund and the Strategic Bond Fund, to cover the period from December 28 through December 31, 2001. The Board reviewed information regarding the AGIM investment processes and the sub-advisory fees for the Core Bond Fund, High Yield Bond Fund and the Strategic Bond Fund in connection with the New AGIM Sub-Advisory Agreement. Subsequently, the Board, including all Independent Trustees, unanimously approved and recommended shareholder approval of, the New AGIM Sub-Advisory Agreement. If approved by shareholders, the New AGIM Sub-Advisory Agreement would take effect immediately upon such approval. The terms of the New AGIM Sub-Advisory Agreement are the same in all material respects as those of the Interim Advisory Agreement, except for the effective date and termination date.

In connection with its approval of the New AGIM Sub-Advisory Agreement, the Board considered the following, among other factors: that any internal reorganization of AGIM would not result in a change in the personnel responsible for providing services to the Core Bond Fund, High Yield Bond Fund and the Strategic Bond Fund; the nature and quality of the services provided or reasonably anticipated to be provided and the results achieved or reasonably anticipated to be achieved by AGIM; and the amount and structure of the fees payable under the New AGIM Sub-Advisory Agreement.

The Board, including all of the Independent Trustees, also considered the terms of the New AGIM Sub-Advisory Agreement and determined that the terms of the New AGIM Sub-Advisory Agreement are fair and reasonable and that the approval of the New AGIM Sub-Advisory Agreement is necessary and in the best interests of NAFV I, on behalf of the Core Bond Fund, High Yield Bond Fund and the Strategic Bond Fund and each Fund's shareholders, to ensure the continued receipt of the same quality of services as is currently provided.

At the Board meeting of October 22 and 23, 2001, the Board reviewed the recommendation from VALIC that SAAMCo be appointed as the sub-adviser for the Money Market II Fund. The Board considered a new investment sub-advisory agreement for SAAMCo (the "SAAMCo Sub-Advisory Agreement"). The terms of the SAAMCo Sub-Advisory Agreement were based on the Previous Sub-Advisory Agreement (between VALIC and AGIM), though with different entities and fees. The Board reviewed information regarding the investment processes of SAAMCo and considered the historical performance it achieved in connection with a similar fund. In connection with its approval of the SAAMCo Sub-Advisory Agreement, the Board considered, among other factors: the nature and quality of the services provided or reasonably anticipated to be provided and the results achieved or reasonably anticipated to be achieved by SAAMCo; the amount and structure of investment sub-advisory fees generally and the sub-advisory fees payable under the SAAMCo Sub-Advisory Agreement; and the investment management experience of the personnel who would be managing the Money Market II Fund.

Considering the terms of the SAAMCo Sub-Advisory Agreement, the Board, including all of the Independent Trustees, determined that the terms of the SAAMCo Sub-Advisory Agreement are fair and reasonable and that the approval of the SAAMCo Sub-Advisory Agreement is necessary and in the best interests of NAFV II, on behalf of the Money Market II Fund and its shareholders.

The Board also considered a sub-advisory agreement for AIGGIC (the "AIGGIC Sub-Advisory Agreement") relating to VALIC's recommendation that AIGGIC be appointed as the sub-adviser for the Aggressive Growth Lifestyle Fund, Conservative Growth Lifestyle Fund, Core Bond Fund, High Yield Bond Fund, Moderate Growth Lifestyle Fund, Socially Responsible Fund and Strategic Bond Fund. Previously, these Funds did not have a sub-adviser, except for Core Bond Fund, High Yield Bond Fund and Strategic Bond Fund, which were sub-advised by AGIM. VALIC recommended that additional Funds be sub-advised by AIGGIC because internal reorganizations due to the Merger could result in personnel being moved from one affiliated company to another affiliated company; however, there would be no change in the nature or quality of services provided. The Board reviewed information regarding the AIGGIC investment processes and the sub-advisory fees for each affected Fund in connection with the AIGGIC Sub-Advisory Agreement. Subsequently, the Board, including all Independent Trustees, unanimously approved and recommended shareholder approval of, the AIGGIC Sub-Advisory Agreement. If approved by shareholders, the AIGGIC Sub-Advisory Agreement will take effect on or about January 1, 2002. The terms of the AIGGIC Sub-Advisory Agreement are substantially similar to those of the Interim Sub-Advisory Agreement, except for the effective date and term and the addition of Funds as discussed above. The AIGGIC Sub-Advisory Agreement fees for the affected Funds are shown below in the "Information About AIGGIC" section.

In connection with its approval of the AIGGIC Sub-Advisory Agreement, the Board considered the following, among other factors: that any internal reorganizations could result in personnel being moved from one affiliated company to another affiliated company; the nature and quality of the services reasonably anticipated to be provided and the results reasonably anticipated to be achieved by AIGGIC; the amount and structure of the fees payable under the AIGGIC Sub-Advisory Agreement; and the investment management experience of the personnel who would be managing the affected Funds.

The Board, including all of the Independent Trustees, also considered the terms of the AIGGIC Sub-Advisory Agreement and determined that the terms of the AIGGIC Sub-Advisory Agreement are fair and reasonable and that the approval of the AIGGIC Sub-Advisory Agreement is necessary and in the best interests of NAFV II, on behalf of each affected Fund and its shareholders.

A description of the New Advisory Agreement, the New AGIM Sub-Advisory Agreement, the AIGGIC Sub-Advisory Agreement and the SAAMCo Sub-Advisory Agreement (collectively, the "New Agreements") and the services to be provided by each entity is set forth below. If you would like a copy of any of the New Agreements, please write to Nori L. Gabert, Esq., A36-02, American General, 2929 Allen Parkway, Houston, Texas 77019.

Section 15(f) of the 1940 Act - Board Considerations

Section 15(f) of the 1940 Act provides that an investment adviser (such as VALIC) to a registered investment company and the affiliates of such adviser, may receive any amount or benefit in connection with a sale of any interest in such investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors/trustees of the investment company are not interested persons of the new investment adviser or its predecessor; and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

Consistent with the first condition of Section 15(f), AIG advised the Board that for a period of three years after the Merger, it will not take or recommend any action that would cause more than 25% of NAFV II Trustees to be interested persons of VALIC.

With respect to the second condition of Section 15(f), an "unfair burden" on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services. AIG advised the Board that it will not take or recommend any action that would constitute an unfair burden on NAFV II within the meaning of Section 15(f).

Description of the New Advisory Agreement

Under the New Advisory Agreement, VALIC will provide an investment program for each Fund and will be responsible for the investment and reinvestment of each Fund's assets, including maintaining a trading desk to place all orders for the purchase and sale of portfolio securities. Under the New Advisory Agreement, VALIC, at its own expense, will perform research, statistical analysis and continuous supervision of each Fund's investment portfolio and furnish office space, equipment and personnel for managing the day-to-day operations. Under the New Advisory Agreement, VALIC will use its best efforts to obtain any tender and exchange offer solicitation fees, other fees and similar payments available in connection with portfolio transactions. VALIC will remit promptly to a Fund any commissions, tender and exchange offer solicitation fees, other fees or similar payments received by VALIC, or any affiliated person of VALIC in connection with a Fund's portfolio transactions, less the amount of any direct expenses incurred by VALIC or any affiliated person of VALIC in obtaining such commissions, fees or payments.

In accordance with the New Advisory Agreement, VALIC will bear the cost of the fees, salaries and other remuneration of Trustees and officers of the Fund who also serve as directors, officers or employees of VALIC.

As compensation for VALIC's services under the New Advisory Agreement, NAFV II will pay VALIC amounts as shown in the chart below. All fees are the same as in the Previous Advisory Agreement.
Fund Name	Annual Advisory Fee Paid (as a percentage of average daily net assets)	Advisory Fee Paid for Fiscal Year ended August 31, 2001
Aggressive Growth Lifestyle Fund	0.10%	$ 16,301
Capital Appreciation Fund	0.55%	172,716
Conservative Growth Lifestyle Fund	0.10%	15,752
Core Bond Fund	0.50% on the first $200 million 0.45% on the next $300 million 0.40% on assets over $500 million	108,097
High Yield Bond Fund	0.70% on the first $200 million 0.60% on the next $300 million 0.55% on assets over $500 million	80,433
International Growth II Fund	0.90% on the first $100 million 0.80% on assets over $100 million	213,851
Large Cap Value Fund	0.50%	76,013
Mid Cap Growth Fund	0.80% on the first $50 million 0.75% on the next $50 million 0.70% on the next $150 million 0.65% on the next $250 million 0.60% on assets over $500 million	143,140
Mid Cap Value Fund	0.75% on the first $100 million 0.725% on the next $150 million 0.70% on the next $250 million 0.675% on the next $250 million 0.65% on assets over $750 million	311,329
Moderate Growth Lifestyle Fund	0.10%	25,085
Money Market II Fund	0.25%	94,758
Small Cap Growth Fund	0.85%	238,665
Small Cap Value Fund	0.75% on the first $50 million 0.65% on assets over $50 million	119,147
Socially Responsible Fund	0.25%	31,844
Strategic Bond Fund	0.60% on the first $200 million 0.50% on the next $300 million 0.45% on assets over $500 million	54,762

VALIC has voluntarily agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown below. Expense caps are net of any expense reduction realized through the use of directed brokerage commissions. Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through August 31, 2001 (through August 31, 2002 for those marked with an asterisk):
Fund	Maximum Fund Expense
Capital Appreciation Fund	0.85%
Core Bond Fund *	0.77%
High Yield Bond Fund	0.99%
International Growth II Fund *	1.01%
Large Cap Value Fund	0.81%
Mid Cap Growth Fund	0.85%
Mid Cap Value Fund	1.05%
Moderate Growth Lifestyle Fund *	0.80%
Money Market II Fund	0.56%
Small Cap Growth Fund	1.16%
Small Cap Value Fund	0.95%
Socially Responsible Fund	0.56%
Strategic Bond Fund	0.89%

The New Advisory Agreement provides that VALIC shall not be liable to any Fund, or any Fund shareholder, for any act or failure to act in connection with the rendering of services under the New Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties by VALIC. By its terms, the New Advisory Agreement terminates automatically unless its continuance after an initial two-year term is approved annually by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Funds and (ii) the Independent Trustees. The New Advisory Agreement is terminable without penalty, by either party on not more than 60 nor less than 30 days' written notice. Termination has to be authorized by the Board or by the vote of a majority of the outstanding voting securities of the Fund.

Description of the New AGIM Sub-Advisory Agreement

Under the New AGIM Sub-Advisory Agreement, AGIM will provide an investment program for the Core Bond Fund, High Yield Bond Fund and Strategic Bond Fund and will be responsible for the investment and reinvestment of the Fund's assets for the period from the shareholder meeting (December 28) through the date the New AIGGIC Sub-Advisory Agreement would become effective (if approved by shareholders) at the close of business on December 31, 2001. AGIM has broad latitude in selecting securities for these three Funds, subject to VALIC's oversight. AGIM may place trades through brokers of its choosing and will take into consideration the quality of the brokers' services and execution, as well as services such as research and providing equipment or paying any Fund expenses, in setting the amount of commissions paid to a broker. AGIM shall not be subject to liability to VALIC, these Funds, or to any shareholder of the Funds for any act or omission in rendering services under the New AGIM Sub-Advisory Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of the AGIM's obligations or duties. The New AGIM Sub-Advisory Agreement provides for automatic termination unless at least annually, its continuance is approved by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of a Fund and (ii) the Independent Trustees. The New AGIM Sub-Advisory Agreement terminates automatically upon its assignment or the termination of the New Advisory Agreement and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of a Fund, upon 30 to 60 days' written notice.

As compensation for AGIM's services under the New AGIM Sub-Advisory Agreement, VALIC will pay AGIM amounts as shown in the chart below.
Fund Name	Annual Sub-Advisory Fee Paid (as a percentage of average daily net assets)
Core Bond Fund	0.25% first $200 million 0.20% next $300 million 0.15% over $500 million
High Yield Bond Fund	0.45% first $200 million 0.35% next $300 million 0.30% over $500 million
Strategic Bond Fund	0.35% first $200 million 0.25% next $300 million 0.20% over $500 million

Description of the SAAMCo Sub-Advisory Agreement

Under the SAAMCo Sub-Advisory Agreement, SAAMCo will provide an investment program for the Money Market II Fund and will be responsible for the investment and reinvestment of its assets. SAAMCo will have broad latitude in selecting securities for the Money Market II Fund, subject to VALIC's oversight. SAAMCo shall not be subject to liability to VALIC, the Funds it advises, or to any shareholder of the Funds for any act or omission in rendering services under the SAAMCo Sub-Advisory Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of the SAAMCo's obligations or duties. The SAAMCo Sub-Advisory Agreement provides for automatic termination unless at least annually, its continuance is approved by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Fund and (ii) the Independent Trustees. The SAAMCo Sub-Advisory Agreement terminates automatically upon its assignment or the termination of the New Advisory Agreement and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Fund, upon 30 to 60 days' written notice.

VALIC will pay SAAMCo amounts as shown in the chart below as compensation for SAAMCo's services under the SAAMCo Sub-Advisory Agreement:
Fund Name	Annual Sub-Advisory Fee Paid (as a percentage of average daily net assets)
Money Market II Fund	0.075%

Description of the AIGGIC Sub-Advisory Agreement

Under the AIGGIC Sub-Advisory Agreement, AIGGIC will provide an investment program for the Aggressive Growth Lifestyle Fund, Conservative Growth Lifestyle Fund, Core Bond Fund, High Yield Bond Fund, Moderate Growth Lifestyle Fund, Socially Responsible Fund and Strategic Bond Fund and will be responsible for the investment and reinvestment of each Fund's assets. AIGGIC has broad latitude in selecting securities for the Funds, subject to VALIC's oversight. AIGGIC may place trades through brokers of its choosing and will take into consideration the quality of the brokers' services and execution, as well as services such as research and providing equipment or paying any Fund expenses, in setting the amount of commissions paid to a broker. AIGGIC shall not be subject to liability to VALIC, the Funds, or to any shareholder of the Funds for any act or omission in rendering services under the AIGGIC Sub-Advisory Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of AIGGIC's obligations or duties. The AIGGIC Sub-Advisory Agreement provides for automatic termination unless at least annually, its continuance is approved by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Fund and (ii) the Independent Trustees. The AIGGIC Sub-Advisory Agreement terminates automatically upon its assignment or the termination of the New Advisory Agreement and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Funds, upon 30 to 60 days' written notice.

As compensation for AIGGIC's services under the AIGGIC Sub-Advisory Agreement, VALIC will pay AIGGIC amounts as shown in the chart below.
Fund Name	Annual Sub-Advisory Fee Paid (as a percentage of average daily net assets)
Aggressive Growth Lifestyle Fund	0.10%
Conservative Growth Lifestyle Fund	0.10%
Core Bond Fund	0.25% on first $200 million 0.20% on next $300 million 0.15% on assets over $500 million
High Yield Bond Fund	0.45% on first $200 million 0.35% on next $300 million 0.30% on assets over $500 million
Moderate Growth Lifestyle Fund	0.10%
Socially Responsible Fund	0.125%
Strategic Bond Fund	0.35% on first $200 million 0.25% on next $300 million 0.20% on assets over $500 million

Required Vote

Approval of each of the New Agreements requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund which, as defined in the 1940 Act, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. However, the approval for New Agreements for any Fund is not dependent on the approval of the New Agreements for any other Fund. If shareholders of a Fund do not approve the New Agreements for that Fund, the Board will consider what actions to take to assure the receipt of advisory services.

The Board unanimously recommends that shareholders of each Fund vote FOR approval of each New Agreement.

Information about AIG

AIG, a Delaware corporation, is a publicly-traded holding company, which, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services and asset management. AIG's general insurance subsidiaries are multiple line companies writing substantially all lines of property and casualty insurance. One or more of these companies is licensed to write substantially all of these lines in all states of the United States and in approximately 70 foreign countries. AIG's life insurance subsidiaries offer a wide range of traditional insurance and financial and investment products. One or more of these subsidiaries is licensed to write life insurance in all states in the United States and in over 70 foreign countries. AIG's financial services subsidiaries engage in diversified financial products and services including aircraft, consumer and premium financing and banking services. AIG's asset management operations offer a wide variety of investment vehicles and services, including variable annuities, mutual funds and investment asset management. The principal executive offices of AIG are located at 70 Pine Street, New York, New York 10270.

Information about VALIC

VALIC is a stock life insurance company and is a wholly-owned subsidiary of American General Life Insurance Company, which is itself a wholly-owned subsidiary of AGC Life Insurance Company, a wholly-owned subsidiary of American General. The Variable Annuity Marketing Company ("VAMCO") serves as the principal underwriter to NAFV II. VALIC, VAMCO, AGC Life Insurance Company, American General Life Insurance Company and American General are located at 2929 Allen Parkway, Houston, Texas 77019. As a result of the Merger, American General became a wholly-owned subsidiary of AIG.

The following chart lists the principal executive officers and directors of VALIC and their principal occupations, if different from their positions with VALIC. The business address of each officer is 2929 Allen Parkway, Houston, Texas 77019.
Name	Position with VALIC	Principal Occupation

John A. Graf	Director/Chairman, Chief Executive Officer	Vice Chairman, SunAmerica Inc.

Bruce R. Abrams	Director	President, American General Annuity Insurance Company

M. Kathleen Adamson	Director and Executive Vice President, Operations Administration	Executive Vice President, Operations Administration, American General Annuity Insurance Company

Michael J. Akers	Director, Senior Vice President and Chief Actuary	Senior Vice President and Chief Actuary, American General Annuity Insurance Company

Rebecca G. Campbell	Director and Senior Vice President, Human Resources	Senior Vice President, Human Resources, American General Annuity Insurance Company

Mary L. Cavanaugh	Director, Executive Vice President, General Counsel and Secretary	Deputy General Counsel and Assistant Secretary, American General

Robert P. Condon	Director and President	President, VALIC

VALIC is the investment adviser for NAFV II and another registered investment company, North American Funds Variable Product Series I ("NAFV I"). Some of the NAFV I Funds have investment objectives that are similar to Funds in NAFV II. The name of each such Fund, together with information concerning the Fund's assets and the annual fees paid (as a percentage of average net assets) to VALIC for its services, are set forth below.
Current Fund Name	Assets as of August 31, 2001	Fees Paid
North American-AG 1 Money Market Fund	$ 589,314,217	0.50%
North American-AG Social Awareness Fund	446,850,337	0.50%
North American-Founders Large Cap Growth Fund	547,844,958	1.00%
North American-American Century International Growth Fund	477,760,340	1.00%

VALIC has voluntarily agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses for the above NAFV I Funds. Expense caps are net of any expense reduction realized through the use of directed brokerage commissions. Fund expenses (expressed as a percentage of average annual net assets) shall be limited through May 31, 2002 (through December 8, 2002 for those marked with an asterisk):
Current Fund Name	Maximum Fund Expense
North American-AG 1 Money Market Fund	0.60%
North American-Founders Large Cap Growth Fund *	1.06%
North American-American Century International Growth Fund *	1.06%

Service Agreements with Affiliates

NAFV II has service agreements with VALIC and SAAMCo to provide certain accounting and administrative services to the Funds and to provide transfer agent services. Transfer agent services also include shareholder servicing and dividend disbursements.

Pursuant to the Administrative Services Agreement, NAFV II pays SAAMCo an annual fee of 0.07% based on average daily net assets, except for the Lifestyle Funds. Prior to May 1, 2001, the fee was 0.03%. Prior to October 1, 2001, the fee was paid to VALIC. In addition, NAFV II has entered into a recordkeeping agreement with VALIC, for which the Funds, other than the Lifestyle Funds, pay annual fees of 0.25%. Effective October 1, 2001, NAFV II will pay VALIC for transfer agent and shareholder services, [at cost].

For the fiscal year ended August 31, 2001, the Funds paid VALIC the following accounting and administrative services fees (the Lifestyle Funds are not shown because each is a "Fund of Funds" and each has no direct expenses other than the advisory fee):
Fund Name	FY 2001	Fund Name	FY 2001
Capital Appreciation Fund	$ [_____]	Mid Cap Value Fund	$ 125,033
Core Bond Fund	$ 64,852	Money Market II Fund	$ 112,900
High Yield Bond Fund	$ 34,477	Small Cap Growth	$ 82,749
International Growth II Fund	$ 70,644	Small Cap Value Fund	$ 48,181
Large Cap Value Fund	$ 45,286	Socially Responsible Fund	$ 37,417
Mid Cap Growth Fund	$ 54,082	Strategic Bond Fund	$ 27,337

Information about SAAMCo

SAAMCo was organized as a Delaware corporation in 1982 and is located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. SAAMCo is a wholly-owned subsidiary of SunAmerica Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022, which in turn is a wholly-owned subsidiary of AIG. As of June 30, 2001, SAAMCo managed, advised and/or administered more than $28.5 billion of assets. SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds, SunAmerica Style Select Series, Inc., Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Strategic Investment Series, Inc. and SunAmerica Senior Floating Rate Fund, Inc.

The following chart lists the principal executive officers and directors of SAAMCo and their principal occupations, if different from their positions with SAAMCo. The business address of each person, other than Mr. Wintrob and Ms. Nixon, is The SunAmerica Center, 733 Third Avenue, New York, New York 10017- 3204. The business address of Mr. Wintrob and Ms. Nixon is 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022.
Name	Position with SAAMCo and Principal Occupation
Peter A. Harbeck	President, Chief Executive Officer and Director
Jay S. Wintrob	Director; President, COO and Director, SunAmerica, Inc.; Executive Vice Director, Anchor National Insurance Company and SunAmerica, Inc.
J. Steven Neamtz	Executive Vice President
Peter C. Sutton	Senior Vice President, Treasurer-Mutual & Variable Annuity Funds
Robert M. Zakem	Senior Vice President, General Counsel and Assistant Secretary
Debbie Potash-Turner	Senior Vice President and Chief Financial Officer
Christine A. Nixon	Secretary

SAAMCo is the investment adviser for other mutual funds, shown below, whose investment objectives are similar to the Money Market II Fund in NAFV II. The name of each such Fund, together with information concerning its assets, the annual fees paid and the waiver or reimbursement percentage (as a percentage of average net assets) to SAAMCo for its services, are set forth below.
Fund Name	Assets as of August 31, 2001	Fees Paid	Reimbursement
SunAmerica Money Market Funds, Inc. SunAmerica Money Market Fund	1,048,381,516	0.47%	0.10% (Class II only)
Seasons Cash Management	27,599,407	0.55%	0.12%

Information about AIGGIC

AIGGIC was organized as a New Jersey corporation in ____ and is located at 175 Water Street, New York, New York 10038. AIGGIC is a wholly-owned subsidiary of AIG Global Investment Group, Inc., located at ______________________________________, which in turn is a wholly-owned subsidiary of AIG. As of August 31, 2001, AIGGIC managed, advised and/or administered more than $58.6 billion of assets. AIGGIC serves as adviser, manager and/or administrator for ____________________________________________________.

The following chart lists the principal executive officers and directors of AIGGIC and their principal occupations, if different from their positions with AIGGIC. The business address of each person is 175 Water Street, New York, New York 10038.
Name	Position with AIGGIC and Principal Occupation
Win Neuger	Director, Chairman and Chief Executive Officer
Jeffrey Wilkie	Chief Financial Officer
Hans Danielsson	Senior Managing Director
Larry Mellinger	Senior Managing Director
Jerome Muldowney	Senior Managing Director
James A. Ramsay	Senior Managing Director
Arthur Djang	Managing Director
Eugene P. Ferguson	Managing Director
Paul G. Gately	Managing Director
Edward E. Matthews	Director
Ernest T. Patrikis	Director

Brokerage Selection Practices - VALIC, AGIM, SAAMCo and AIGGIC

VALIC and its affiliates, AGIM, SAAMCo and AIGGIC, have provided information about each firm's brokerage selection practices, including soft dollars, directed brokerage and transactions with affiliated brokers. These are important practices to evaluate when deciding to hire or continue a contract with an adviser and are subject to extensive regulation under the federal securities laws. VALIC reviews these practices and will also evaluate any conflicts of interest inherent in the adviser's policies and practices. Soft dollars: The term "soft dollars" is often used to describe that part of the basic trade commission which exceeds the lowest rate available from other broker-dealers and which is used by the adviser to obtain research and other services from broker-dealers. Soft dollars have not been used to offset expenses of any of the Funds. Directed brokerage: A directed brokerage agreement is another form of a soft dollar arrangement and includes those arrangements under which products or services (other than execution of securities transactions), expense reimbursements, or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client's brokerage transactions to that broker-dealer. The Board has determined that a directed brokerage arrangement with State Street Brokerage, Lynch Jones and Ryan and/or any other comparable broker-dealer is in the best interest of each Fund and its shareholders and therefore has conveyed the information to sub-advisers. A Fund may participate in directed brokerage arrangements consistent with the requirements of best execution, subject to a limit of 20% of a Fund's eligible commissions. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the directed brokerage arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that this is a directed brokerage transaction, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. These credits are in hard dollars and could be used to offset the Fund's custody expenses or to pay other Fund expenses (excluding expenses payable to affiliates). By entering into a brokerage/service arrangement, a Fund can reduce expenses reported to shareholders in its statement of operations, fee table and expense ratio and can increase its reported yield. Any such transactions will be disclosed in the registration statement for the Funds. Transactions with affiliated brokers: VALIC and its affiliates do not typically participate in transactions with affiliated brokers. There is no affiliation between VALIC or any person affiliated with VALIC, NAFV I or the Funds and any broker-dealer that may execute a transaction for the Funds.

Proposal 5

All Funds:

To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental; and

(b) to standardize the language of those restrictions that are still required to be fundamental.

Discussion

Each Fund invests its assets in accordance with its investment objective, strategies and investment restrictions. Investment restrictions are designated as fundamental or nonfundamental. Anything designated as fundamental, such as the fundamental investment restrictions, can only be changed with approval from the Board and Fund shareholders. By contrast, anything designated as nonfundamental may be changed upon Board approval. Each Fund's investment objective and strategies and the nonfundamental investment restrictions have been designated as nonfundamental policies and therefore may be changed without shareholder approval.

Fund policies and whether they are fundamental or nonfundamental are designated as such when the Fund is created. Generally, the policies are reflective of the laws or styles of the time. Some of the Funds' fundamental investment restrictions that are not required to be fundamental under the 1940 Act were adopted in the past to reflect certain regulatory, business, or industry conditions which are no longer in effect. Further, federal and state laws governing mutual funds have been changed numerous times in the last several years. The NAFV II Prospectus and Statement of Additional Information ("SAI") now contain fundamental investment restrictions that are more restrictive than the current law. This can restrict a Fund's investments and could potentially impair its performance. No Fund intends to change its investment style or the securities or instruments in which it may invest.

As explained above, federal law, in many cases, controls what a mutual fund can purchase. Federal law also specifies which investment policies or restrictions must be fundamental. The policies that are required by law to be fundamental are those concerning fund diversification, borrowing money, the issuance of senior securities, underwriting of securities issued by other persons, the purchase and sale of real estate and commodities, the policy about making loans to other persons and the concentration of investments in a particular industry or group of industries.

Borrowing

Under the Funds' current fundamental restrictions, most of the Funds may borrow only under certain circumstances, such as for temporary or emergency purposes. The proposed restriction would permit each Fund to engage in borrowing in a manner and to the full extent permitted under the 1940 Act, any rule, regulation, or order under the 1940 Act, or any SEC staff interpretation of the 1940 Act.

The 1940 Act generally permits the Funds to borrow money under the following circumstances: (1) a Fund may borrow an amount equal to or less than 33 1/3% of its total assets (including the amount borrowed) from banks; or (2) a Fund may borrow an amount equal to or less than 5% of its total assets for temporary or emergency purposes from any person.

Commodities

A commodity is food, metal, or another physical substance that investors buy or sell, usually via futures contracts. Normally, a Fund will not purchase or sell physical commodities, but may acquire physical commodities as a result of the fund's ownership of securities or other instruments. A Fund may also choose to purchase or sell securities or other instruments backed by physical commodities, or options and futures contracts, if it is in accordance with its investment strategy and is allowed by the investment restrictions. The current fundamental investment restrictions are more restrictive than federal law. The purpose of the standardized restriction is to clarify and standardize this investment policy.

Concentration

The Funds are prohibited from concentrating investments in one industry. For most of the Funds, this means that the Fund cannot invest more than 25% of total assets in the securities of companies engaged primarily in any one industry, other than the U.S. Government, its agencies and instrumentalities. This is more restrictive than current federal law, which does not specify a percentage limitation for this restriction.

Diversification

Each Fund is required to state whether it will have a diversified portfolio or a non-diversified portfolio. All of the Funds in NAFV II are diversified. A fund that is diversified under the 1940 Act must invest in several different companies and adhere to the federal diversification rule. The diversification rule states that at least 75% of the value of total assets (the "diversified portion") must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities. This is further limited in that with respect to the diversified portion of a Fund's assets, a Fund may not have an amount greater in value than 5% of the value of total assets invested in any one issuer and not more than 10% of the outstanding voting securities of an issuer. Currently, for several of the Funds, the current diversification policy statement applies the 5% and 10% limitations to 100% of the value of the total assets of each Fund, which is more restrictive than the law.

Issuance of Senior Securities

Under the 1940 Act and the Funds' fundamental restriction stated below, the Funds are restricted from issuing senior securities, with certain exceptions. A "senior security" is an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a fund from issuing senior securities, in order to limit the use of leverage. In general, a fund uses leverage when it enters into securities transactions without being required to make payment until a later time. Current SEC staff interpretations regarding the 1940 Act allow a fund to engage in a number of types of transactions which might otherwise be considered creating "senior securities" or "leverage," so long as the fund meets certain segregation requirements designed to protect shareholders. In order to ensure that the Funds' restrictions with respect to issuing senior securities are consistent with the provisions of the 1940 Act, it is proposed that the restriction on issuing senior securities be revised to state that the Funds may not issue senior securities, except to the extent permitted under the 1940 Act, any rule, regulation, or order under the 1940 Act, or any SEC staff interpretation of the 1940 Act.

If the proposed change is adopted, the following activities will not be considered to be issuing senior securities with respect to the Funds: (i) collateral arrangements in connection with any type of option, future contract, forward contract, or swap; (ii) collateral arrangements in connection with initial and variation margin; or (iii) a pledge, mortgage, or hypothecation of a fund's assets to secure its borrowings.

Loans

Funds may not loan cash, generally, but may occasionally choose to lend portfolio securities or make other lending arrangements as permitted by law or exemptive relief, such as interfund lending. During the period of such a loan, the Fund typically receives the income on both the loaned securities and the loan collateral, or a flat fee, thereby increasing the portfolio yield. The primary purpose of this standardized restriction is to expand the current exceptions to the fundamental investment restriction to include lending arrangements permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, or any SEC staff interpretation of the 1940 Act.

Real Estate

Funds generally do not purchase real estate due to its illiquidity, but may want to invest in a security that is backed by real estate or interests in real estate. The purpose of this proposed standardized investment restriction is to clarify what can be purchased.

Underwriting

Each Fund is currently prohibited from underwriting securities of other issuers. An underwriter brings securities to the market through a selling or distribution agreement. A selling agreement allows the underwriter to buy the securities from a company and then resell the securities to investors. It is proposed that the fundamental restriction be clarified to allow the Funds to underwrite securities to the extent that the Fund may be deemed to be an underwriter under certain federal securities laws.

The current fundamental investment restrictions for the Funds, excerpted from the SAI, are shown in Appendix 1. The standardized fundamental investment restrictions proposed for shareholder approval are shown below.

Proposed Standardized Fundamental Investment Restrictions

Borrowing

All Funds: Each Fund may borrow money in amounts up to 33 1/3% of the value of its total assets for temporary or emergency purposes, or as permitted by law. Each Fund may also borrow money for investment purposes, up to the maximum extent permissible under the 1940 Act. A Fund may also obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. In order to secure any permitted borrowings and reverse repurchase agreements under this section, a Fund may pledge, mortgage or hypothecate its assets. This policy shall not prohibit a Fund from engaging in reverse repurchase agreements, dollar rolls, or similar investment strategies described in the Prospectus and the Statement of Additional Information, as amended from time to time.

Commodities

All Funds: No Fund may purchase or sell physical commodities except that each Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; or (iii) purchase or sell commodity options and futures contracts in accordance with its nonfundamental or operating policies.

Concentration

All Funds: Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or domestic bank money market instruments.

Diversification

All Funds: Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

Issuance of Senior Securities

All Funds: No Fund may issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

Lending

All Funds: No Fund may make loans, except that each Fund may, in accordance with its nonfundamental or operating policies, (i) engage in repurchase agreements; (ii) lend portfolio securities; (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement, including interfund lending, as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, by exemptive relief, or by any SEC staff interpretation of the 1940 Act.

Real Estate

All Funds: No Fund may purchase or sell real estate except that each Fund may (i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in the business of real estate.

Underwriting

All Funds: No Fund may underwrite the securities of other issuers, except as permitted by the Board within applicable law and except to the extent that in connection with the sale or disposition of its portfolio securities, a Fund may be deemed to be an underwriter.

VALIC has recommended to the Board that the investment restrictions of the Funds be changed to conform to, but not be more restrictive than, the federal law. VALIC believes that the proposed standardization of the fundamental investment restrictions will give it the flexibility to respond to future changes in the regulatory or investment environment without incurring the costs and delay associated with a shareholder vote. Adoption of the standardized fundamental investment restrictions is not expected to affect the way in which the Funds are managed or the securities or instruments in which the Funds invest.

After careful consideration and with the advice of outside counsel, the Board has approved the standardization of the fundamental investment restrictions, subject to shareholder approval. By reducing to a minimum those policies that can be changed only with a shareholder vote, the Board believes that VALIC would be able to minimize the costs and delay associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. Although the proposed changes in fundamental restrictions will allow the portfolio managers greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with an investment in any of the Funds.

Required Vote

Approval of the proposed standardized fundamental investment restrictions requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund of NAFV II, which, as defined in the 1940 Act, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. The approval of this Proposal by any Fund is not dependent or conditioned on the approval of any other Fund.

The Board unanimously recommends that shareholders of each Fund vote FOR approval of the proposed standardized fundamental investment restrictions.

Proposal 6

All Funds:

To elect the following as Trustees:

Robert P. Condon, Dr. Judith L. Craven, William F. Devin, Dr. Timothy J. Ebner,

Judge Gustavo E. Gonzales, Jr., Dr. Norman Hackerman, Peter A. Harbeck, Dr. John Wm. Lancaster, Kenneth J. Lavery, Ben H. Love, Dr. John E. Maupin, Jr. and Dr. F. Robert Paulsen.

Background Information

The Board consists of 12 Trustees, subject to the provisions of the 1940 Act, Delaware law, the NAFV II Declaration of Trust, as amended and the NAFV II Bylaws.

If any of the nominees named below shall be unable or unwilling to stand for election, it is the intention of the persons named in the accompanying form of proxy to vote for the election of such other person or persons as shall be determined by the Board in accordance with its judgment. NAFV II, however, has no reason to believe that it will be necessary to designate a substitute nominee.

Nominee Information
Name, Birth Date and Address	Position(s) with NAFV II	Business Experience During the Last Five Years and Other Directorships
Robert P. Condon (1) 12/28/41 2929 Allen Parkway Houston, Texas 77019	Trustee and President since 2001

President, VALIC (2000-Present); Executive Vice President-Sales and Marketing, American General Retirement Services (1999-Present); Formerly, Executive Vice President, Fidelity Federal Bank (1993-1999). (2)

Dr. Judith L. Craven 10/06/45 3212 Ewing Street Houston, Texas 77004	Trustee since 1998

Retired Administrator. Director, Compaq Computer Corporation (1992-Present); Director, A.G. Belo Corporation, a media company (1992-Present); Director, Sysco Corporation, a food marketing and distribution company (1996-Present); Director, Luby's, Inc., a restaurant chain (1998-Present); Director, University of Texas Board of Regents (2001-Present). Formerly, Director, CypressTree Senior Floating Rate Fund, Inc. (2000-2001); President, United Way of the Texas Gulf Coast, a not for profit organization (1992-1998); Director, Houston Branch of the Federal Reserve Bank of Dallas (1992-2000). (3)(4)

William F. Devin 12/30/38 286 Congress Street Boston, Massachusetts 02210	Trustee since 2001

Member, Board of Governors, Boston Stock Exchange (1985-Present). Formerly, Executive Vice President, Fidelity Capital Markets, a division of National Financial Services Corporation (1966-1996); Formerly, Director, CypressTree Senior Floating Rate Fund, Inc. (October 1997 to May 2001). (3)(4)

Dr. Timothy J. Ebner 07/15/49 321 Church Street SE Minneapolis, Minnesota 55455	Trustee since 1998

Professor and Head, Department of Neuroscience and Visscher Chair of Physiology, University of Minnesota (1999-Present). Formerly, Director, Graduate Program in Neuroscience, University of Minnesota (1995-1999); Professor of Neurosurgery, University of Minnesota (1980-1999); Consultant to EMPI Inc. (manufacturer of medical products) (1994-1995); and Medtronic Inc. (manufacturer of medical products) (1997-1998). (3)(4)

Judge Gustavo E. Gonzales, Jr. 07/27/40 2014 Main, Suite 210 Dallas, Texas 75201	Trustee since 1998

Municipal Court Judge, Dallas, Texas (1995-Present); Formerly, private attorney (litigation) (1980-1995). Formerly, Director, Downtown Dallas YMCA Board (1996-2000) and Dallas Easter Seals Society (1997-2000). (3)(4)

Dr. Norman Hackerman 03/02/12 3 Woodstone Square Austin, Texas 78703	Trustee since 1984

Chairman - Scientific Advisory Board for The Robert A. Welch Foundation (1983-Present); Director, Electrosource, Inc. (develops, manufactures and markets energy storage products); President Emeritus, Rice University, Houston, Texas (1985-Present). (3)

Peter A. Harbeck (1) 1/23/54 The SunAmerica Center 733 Third Avenue New York, New York 10017-3204	Trustee since 2001

Director and President and Chief Executive Officer, SAAMCo (August 1995-Present); Director, AIG Asset Management International, Inc. (February 2000-Present); Managing Director, John McStay Investment Counsel, L.P. (June 1999-Present); Director, SunAmerica Capital Services, Inc. (August 1993-Present); Director and President, SunAmerica Fund Services, Inc. (May 1988-Present); President, Director/Trustee, SunAmerica Mutual Funds and Anchor Series Trust (1994-Present).

Dr. John Wm. Lancaster 12/15/23 4624 Braeburn Bellaire, Texas 77401	Trustee since 1984	Pastor Emeritus and Director of Planned Giving, First Presbyterian Church, Houston, Texas (1997-Present). (3)
Kenneth J. Lavery 12/30/49 286 Congress Street Boston, Massachusetts 02210	Trustee since 2001	Vice President of Massachusetts Capital Resources Company. Formerly, Director, CypressTree Senior Floating Rate Fund, Inc. (October 1997 to May 2001). (3)(4)
Ben H. Love 09/26/30 4407 Eaton Circle Colleyville, Texas 76034	Trustee since 1991	Retired. Formerly, Director, Mid-American Waste, Inc. (waste products) (1993-1997) and Chief Executive, Boy Scouts of America (1985-1993). (3)(4)
Dr. John E. Maupin, Jr. 10/28/46 1005 DB Todd Building Nashville, Tennessee 37208	Trustee since 1998

President, Meharry Medical College, Nashville, Tennessee (1994-Present); Nashville Advisory Board Member; Director, Monarch Dental Corporation (1997-Present) and Pinnacle Financial Partners, Inc. (2000-Present). Formerly, Director, LifePoint Hospitals, Inc. (1998-1999). (3)(4)

Dr. F. Robert Paulsen 07/05/22 2801 North Indian Ruins Tucson, Arizona 85715	Trustee since 1985	Dean and Professor Emeritus, University of Arizona, Tucson, Arizona (1983-Present). (3)

---------------

(1) Interested Trustee, as defined within the 1940 Act.

(2) A Director or Trustee of 36 investment companies associated with American General for which VALIC serves as the investment adviser.

(3) A Director or Trustee of 37 investment companies associated with American General for which VALIC serves as the investment adviser.

(4) A Director or Trustee of 25 investment companies associated with American General for which an affiliate of VALIC serves as investment adviser.

Board Committees and Meetings

The Board has appointed an Audit Committee and a Nominating Committee. The Nominating Committee currently consists of the following Independent Trustees: Mr. Love (Chairman), Dr. Craven, Judge Gonzales and Dr. Hackerman. The Audit Committee currently consists of the following Independent Trustees: Dr. Lancaster (Chairman), Dr. Hackerman, Dr. Maupin, Dr. Paulsen and Mr. Love.

Shareholders may submit written recommendations to the Board regarding nominees for Trustee, although the Board expects to be able to identify an ample number of qualified candidates. Any such recommendations will be referred to the Nominating Committee for consideration.

During the fiscal year ended August 31, 2001, the Board met four times at special and regularly scheduled meetings. During the fiscal year ended August 31, 2001, the Audit Committee met two times and the Nominating Committee met two times. During NAFV II's last fiscal year, all incumbent members of the Board attended at least 75% of the aggregate meetings of the Board and its committees on which they serve.

Audit Committee Report

The duties and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board, a copy of which is attached as Appendix 2 to the Proxy Statement. The Audit Committee's Charter was renewed by the Board on April 17, 2001.

The Audit Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Ernst & Young LLP ("E&Y"), NAFV II's independent auditors and (b) discussed certain matters required to be discussed by the Statements on Auditing Standards No. 61 with E&Y.

Selection of Independent Auditors. The 1940 Act requires that the independent auditors to NAFV II be selected by a majority of the Independent Trustees. One of the purposes of the Audit Committee is to recommend to the Board the selection, retention or termination of independent auditors for the Funds. At a meeting held on July 16-17, 2001, the Audit Committee recommended and the Board, including all the Independent Trustees, approved the selection of E&Y as independent auditors for NAFV II for the fiscal year ending August 31, 2002.

E&Y has no direct or material indirect financial interest in NAFV II. Representatives of E&Y will be present at the Meeting and will have the opportunity, at their discretion, to make a statement and to respond to appropriate shareholder questions.

Audit Fees. For the fiscal year ended August 31, 2001, E&Y billed NAFV II $8,760 for services rendered for the audit of the NAFV II annual financial statements.

Financial Information Systems Design and Implementation. E&Y was not engaged by NAFV II, its investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides services to NAFV II, to provide financial information systems design or implementation services.

All Other Fees. The aggregate fees billed for all other services by E&Y and paid by NAFV II, the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides services to NAFV II was $920,100, consisting of $76,425 for tax compliance services and $843,675 for audit-related services to the Adviser. Audit related services include fees relating to the audit of the Adviser, the separate entity regulatory audits of the Adviser's subsidiaries, review of SEC registration statements and issuance of a SAS 70 Report (Reports on the Processing of Transactions by Service Organizations). The Audit Committee has considered whether the provision of non-audit services provided by E&Y were compatible with maintaining the independence of E&Y and concluded they were.

Executive Compensation

Members of the Board receive an annual retainer of $20,000, $1,000 for each Board meeting attended in person and $250 for each Board meeting conducted by telephone. Audit Committee and Nominating Committee members receive an additional $250 for each committee meeting attended. Committee chairs receive an additional $250 for each committee meeting chaired. Interested Trustees (those who are affiliated with the Funds) and officers of the Funds are not compensated for their service on the Board.

Compensation of Independent Trustees

The following table sets forth information regarding compensation and benefits earned by the Trustees who are not affiliated with VALIC for the fiscal year ending August 31, 2001. Messrs. Devin and Lavery were elected to the Board on October 22, 2001 and thus are not shown in the table below. Interested Trustees (Messrs. Condon and Harbeck) are not eligible for compensation or retirement benefits from NAFV II and therefore are not shown below.

Compensation Table

Fiscal Year Ending August 31, 2001
Name of Person, Position	Aggregate Compensation From NAFV II	Pension or Retirement Benefits Accrued As Part of NAFV II Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from NAFV II and Fund Complex Paid To Trustees (1)
Dr. Judith L. Craven, Trustee	$11,766	$ 0	(2)	$45,713
Dr. Timothy J. Ebner, Trustee	$10,328	$ 0	(2)	$40,938
Judge Gustavo E. Gonzales, Jr., Trustee	$10,848	$ 0	(2)	$42,870
Dr. Norman Hackerman, Trustee	$11,810	$ 0	(2)	$46,214
Dr. John Wm. Lancaster, Trustee	$11,766	$ 0	(2)	$45,964
Ben H. Love, Trustee	$11,865	$ 0	(2)	$46,582
Dr. John E. Maupin, Jr., Trustee	$11,733	$ 0	(2)	$45,757
Dr. F. Robert Paulsen, Trustee	$10,533	$ 0	(2)	$42,357

____________________

(1) Includes all investment companies managed by VALIC.

(2) The total present value of accumulated benefits as of August 31, 2001, under expense assumptions to be used for the fiscal year ending August 31, 2002 for Messrs. Hackerman, Lancaster, Love and Paulsen is [$________]. All current Trustees would earn ten or more years of service as of their normal retirement date. Complete years of service earned as of August 31, 2001, are as follows: Messrs. Hackerman, Lancaster, Love and Paulsen - 5 or greater; Dr. Craven and Messrs. Ebner, Gonzales and Maupin - approximately 3 years.

Effective January 1, 2001, the Board approved a Deferred Compensation Plan (the "Plan") for its Independent Trustees who are not officers, directors, or employees of VALIC or an affiliate of VALIC. The purpose of the Plan is to permit such Independent Trustees to elect to defer receipt of all or some portion of the fees payable to them for their services to NAFV II, therefore allowing postponement of taxation of income and tax-deferred growth on the earnings. Under the Plan, an Independent Trustee may make an annual election to defer all or a portion of his/her future compensation from NAFV II. NAFV II is responsible for the payment of the retirement benefits as well as all expenses of administration of the Plan. Benefits vested under the Plan are payable for a ten-year period upon retirement based upon the Trustee's years of service and compensation at the time of retirement. Estimated benefits are shown below.

Pension Table -- Estimated Benefits at Normal Retirement

Years of Service At Retirement

	5 Years and Under	6 Years	7 Years	8 Years	9 Years	10 or More Years
Compensation at Retirement
$20,000	$10,000	$12,000	$14,000	$16,000	$18,000	$20,000
$30,000	$15,000	$18,000	$21,000	$24,000	$27,000	$30,000
$40,000	$20,000	$24,000	$28,000	$32,000	$36,000	$40,000
$50,000	$25,000	$30,000	$35,000	$40,000	$45,000	$50,000
$60,000	$30,000	$36,000	$42,000	$48,000	$54,000	$60,000

To determine the estimated benefits at retirement, first find the amount of compensation at retirement (on the left) and then follow that line to the years of service at retirement. For example, a Trustee earning $40,000 upon retirement with 8 years of service would receive an estimated benefit of $32,000 per year for a ten-year period.

Executive Officers and Significant Employees

The following table sets forth certain information concerning the executive officers of NAFV II, other than those officers previously named as Trustees above. The business address of each officer, except for Mr. Guterman, is 2929 Allen Parkway, Houston, Texas 77019. Mr. Guterman's business address is 390 Park Avenue, New York, New York 10022.
Name and Date of Birth	Position(s) with NAFV II	Business Experience During the Last 5 Years
Evelyn M. Curran 06/04/65	Vice President since 2001	Vice President, American General Fund Group (1999-Present). Formerly, Senior Attorney, American General (1997-1999); Senior Attorney, Western National Life Insurance Company (1994-1997).
Nori L. Gabert 08/15/53	Secretary since 2000 and Vice President since 1998

Vice President and Associate General Counsel, SAAMCo (2001-Present); Vice President and Secretary of NAFV I and NAFV II (1997-Present). Formerly, Senior Counsel, American General Financial Group (1997-2001); Of Counsel, Winstead Sechrest & Minick P.C. (1997); Vice President and Associate General Counsel of Van Kampen, Inc. (1981-1996).

Steven Guterman 08/07/53	Vice President and Senior Investment Officer since 1999

Executive Vice President, Head of Institutional Asset Management, American General Investment Management, L.P. ("AGIM") (1998-Present). Formerly, Managing Director and Head of U.S. Fixed Income Portfolio Management, Salomon Brothers Asset Management (1990-1998).

Donna Handel 06/25/66	Vice President and Assistant Treasurer since 2001

Vice President, Anchor Pathway Fund ("APF") and SunAmerica Series Trust ("SAST") (November 2000-Present); Assistant Treasurer, APF and SAST (October 1999-Present); Vice President, SunAmerica (1996-Present); Vice President (since 2000) and Assistant Treasurer, SunAmerica Equity Funds, SunAmerica Income Funds and SunAmerica Money Market Funds, Inc. Anchor Series Trust ("AST") and SunAmerica Style Select Series, Inc. (1996-Present); Vice President (since 2000) and Assistant Treasurer, SunAmerica Strategic Investment Series, Inc. and Seasons Series Trust ("Seasons") (1999-Present).

Gregory R. Kingston 01/18/66	Treasurer since 2000 and Assistant Treasurer since 1999	Vice President, Fund Accounting, AGIM (1999-Present). Formerly, Assistant Treasurer, First Investor Management Company (1994-1999).
Todd L. Spillane 12/20/58	Chief Compliance Officer since 2000	Chief Compliance Officer, AGIM (1999-Present). Formerly, Chief Compliance Officer, Nicholas Applegate Capital Management (1994-1999).
Robert M. Zakem 1/26/58	Vice President and Assistant Secretary since 2001

Senior Vice President and General Counsel, SAAMCo, (1993-Present); Vice President, General Counsel and Assistant Secretary, AIG Asset Management International, Inc., (February 2000-Present); Executive Vice President, General Counsel and Director, SunAmerica Capital Services, Inc., (1993-Present); Vice President, General Counsel and Assistant Secretary, SunAmerica Fund Services, Inc., (1994-Present); Vice President, Seasons, SAST and APF, Assistant Secretary, SAST and APF (1993-Present); Assistant Secretary, Seasons (1997-Present).

Required Vote

The election of Trustees requires the affirmative vote of a majority of the votes cast at the Meeting, provided a quorum is present.

The Board unanimously recommends that each Fund's shareholders vote FOR the election of all of the Fund's nominees to the Board.

OTHER BUSINESS

The Board does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, Nori L. Gabert, Esq. and Gregory R. Kingston will vote on the matters in accordance with their judgment.

ANNUAL REPORTS

The audited Annual Report to Shareholders of NAFV II is incorporated by reference into this proxy statement. Copies of the most recent Annual Report may be obtained without charge if you:

- write to:

NAFV II

2929 Allen Parkway

Houston, Texas 77019

- call (800) 813-5065 or (800) 633-8960

- access the Report through the Internet at www.VALIC.com

SHAREHOLDER PROPOSALS

NAFV II is not required to hold annual shareholder meetings. Shareholders who would like to submit Proposals for consideration at future shareholder meetings should send written Proposals to Nori L. Gabert, Esq., Vice President and Secretary of NAFV II, 2929 Allen Parkway, A36-02, Houston, Texas 77019.

VOTING INFORMATION

Proxies are solicited by mail. The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement will be borne by AIG or an affiliate thereof. None of the costs will be borne by a Fund. By voting as soon as possible, we will be able to save the expense of follow-up mailings and calls.

NAFV II shareholders of record at the close of business on Monday, October 22, 2001 ("Record Date"), are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held on that date, as described on the first page of this Proxy Statement. When a matter comes up for vote, VALIC Separate Account A and the separate accounts of the VALIC affiliates will vote all shares in the same proportion as the unit votes actually received.

To VALIC's knowledge, no person owns a Contract or interests therein entitling them to give voting instructions regarding as much as 5% of the outstanding shares of any Fund. The Trustees and officers of NAFV II and members of their families as a group, beneficially owned less than 1% of the common stock of each Fund outstanding as of August 31, 2001.

A proxy may be revoked at any time before the meeting or during the meeting by oral or written notice to Nori L. Gabert, Esq., 2929 Allen Parkway, A36-02, Houston, Texas 77019. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the Proposal.

As of October 22, 2001, as shown on the books of the Funds, shares were issued and outstanding as shown in the chart below:
Fund Name	Shares Outstanding
Aggressive Growth Lifestyle Fund	_____________
Capital Appreciation Fund	_____________
Conservative Growth Lifestyle Fund	_____________
Core Bond Fund	_____________
High Yield Bond Fund	_____________
International Growth II Fund	_____________
Large Cap Value Fund	_____________
Mid Cap Growth Fund	_____________
Mid Cap Value Fund	_____________
Moderate Growth Lifestyle Fund	_____________
Money Market II Fund	_____________
Small Cap Growth Fund	_____________
Small Cap Value Fund	_____________
Socially Responsible Fund	_____________
Strategic Bond Fund	_____________

Legal Proceedings

There are no material legal proceedings to which any of the Funds is a party.

ADJOURNMENT

In the event that sufficient votes in favor of the Proposal set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, Nori L. Gabert, Esq. and Gregory R. Kingston may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to any such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. Ms. Gabert and Mr. Kingston will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such Proposal. They will vote against any such adjournment on behalf of those proxies that have voted against any such Proposal.

Proxy Card

The undersigned, revoking previous proxies, hereby appoint(s) Nori L. Gabert, Esq. and Gregory R. Kingston, attorneys, with full power of substitution, to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders of the North American Funds Variable Product Series II ("NAFV II") to be held in the Meeting Room 1 of The Woodson Tower Building, 2919 Allen Parkway, Houston Texas, on Friday, December 28, 2001, at 10:00 a.m. and at any adjournment thereof. All powers may be exercised by a majority of the proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the Proposal described in the Proxy Statement. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

You may cast your vote using one of the following methods:

  Through the Internet at www.proxyweb.com;

  By touch-tone telephone: call [____________];

  By mail: postage-paid envelope enclosed; or

  In person: Friday, December 28, 2001

Please follow the instructions on the proxy card to vote by telephone or through the internet. If you vote by telephone or through the internet, you do not need to mail the proxy card.

NOTE: If you plan to vote by mail, please sign the proxy card exactly as your name appears on the card. When signing in a fiduciary capacity, such as executor, administrator, director, guardian, etc., please sign your name and indicate your title. Corporate and partnership proxies should be signed by an authorized person, indicating the person's title.

Date: ________________________, 2001

__________________________________

__________________________________

Signature(s) (and Title(s), if applicable)

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL. As to any other matter, the attorneys shall vote in accordance with their best judgment.

THE BOARD OF Trustees RECOMMENDS A VOTE FOR THE FOLLOWING:

1. For all Funds: To approve the investment advisory agreement between The Variable Annuity Life Insurance Company ("VALIC") and NAFV II with respect to the Funds.

For [ ] Against [ ] Abstain [ ]

2. Core Bond Fund, High Yield Bond Fund and Strategic Bond Fund: To approve the Investment Sub-Advisory Agreement between VALIC and American General Investment Management, L.P. as sub-adviser;

For [ ] Against [ ] Abstain [ ]

3. Money Market II Fund: To approve the Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp. as sub-adviser;

For [ ] Against [ ] Abstain [ ]

4. Aggressive Growth Lifestyle Fund, Conservative Growth Lifestyle Fund, Core Bond Fund, High Yield Bond Fund, Moderate Growth Lifestyle Fund and Strategic Bond Fund: To approve the Investment Sub-Advisory Agreement between VALIC and AIG Global Investment Corp. as sub-adviser;

For [ ] Against [ ] Abstain [ ]

5. For all Funds: To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental; and (b) to standardize the language of those restrictions that are still required to be fundamental.

For [ ] Against [ ] Abstain [ ]

6. For all Funds: To elect the following as Trustees: Robert P. Condon, Dr. Judith L. Craven, William F. Devin, Dr. Timothy J. Ebner, Judge Gustavo E. Gonzales, Jr., Dr. Norman Hackerman, Peter A. Harbeck, Dr. John Wm. Lancaster, Kenneth J. Lavery, Ben H. Love, Dr. John E. Maupin, Jr. and Dr. F. Robert Paulsen.

For [ ] Against [ ] Abstain [ ]

You may withhold authority to vote for any individual nominee or nominees by marking the FOR box and striking out the name of any such nominee.

Appendix 1

Current Fundamental Investment Restrictions

Aggressive Growth Lifestyle Fund
Moderate Growth Lifestyle Fund
Conservative Growth Lifestyle Fund

The Funds may not:
(1) Issue senior securities.
(2) Borrow money, except to the extent permitted by applicable law and provided that the Fund may not purchase additional securities if borrowings exceed 5% of total assets.
(3) Underwrite the securities of other issuers.
(4) Purchase real estate or real estate mortgage loans, although the underlying mutual funds in which a Fund will invest may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.
(5) Purchase or sell commodities or commodity contracts.
(6) Make loans except by purchasing bonds, debentures or similar obligations which are either publicly distributed or customarily purchased by institutional investors.
(7) Invest more than 25% of its assets in any one industry, other than Funds that are part of NAFV II.

High Yield Bond Fund
Strategic Bond Fund
Core Bond Fund

The Funds may not:
(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer; except that a Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. As a matter of operating policy, NAFV II will not consider repurchase agreements subject to the 5% limitation if the collateral underlying the repurchase agreements are U.S. Government securities.
(2) (a) Issue senior securities except in connection with investments in options and futures contracts; or
 (b) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques and pledge its assets in connection therewith, unless immediately after each borrowing there is asset coverage of 300%.
(3) Acquire real estate or real estate contracts, although a Fund may acquire obligations that are secured by real estate or securities issued by companies investing in real estate, such as real estate investment trusts.
(4) Underwrite securities of other issuers except where the sale of restricted portfolio securities constitutes an underwriting under the federal securities laws.
(5) Lend money, except by purchasing debt obligations in which a Fund may invest consistent with its investment objective(s) and policies or by purchasing securities subject to repurchase agreements.
(6) Purchase or sell commodities or commodities contracts. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instruments, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.
(7) Lend its portfolio securities to broker-dealers and other financial institutions in an amount in excess of 33 1/3% of the value of a Fund's total assets.
(8) Invest more than 25% of its total assets in issuers primarily engaged in a single industry (excluding the U.S. Government or any of its agencies or instrumentalities), provided, however, that this limitation excludes shares of other open-end investment companies owned by a Fund but includes a Fund's pro rata portion of the securities and other assets owned by any such company.

International Growth Fund

The Fund may not:
(1) With respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities); except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.
(2) With respect to 75% of its total assets, purchase more than 10% of any class of the outstanding voting securities of any issuer; except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.
(3) Invest more than 20% of its total assets in companies within a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. There are no limitations on investments made in instruments issued or guaranteed by the U.S. Government and its agencies.
(4) Make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements, or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the rules and regulations or interpretations of the SEC.
(5) Borrow, except (i) from banks; (ii) to enter into reverse repurchase agreements or to employ similar investment techniques and pledge its assets in connection therewith; and (iii) as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Fund's total assets valued at the lower of market or cost. If borrowings exceed 5% of the Fund's total assets, the Fund will not purchase additional securities.
(6) Invest in physical commodities or contracts on physical commodities.
(7) Purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.
(8) Underwrite the securities of other issuers.
(9) Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

Capital Appreciation Fund

The Fund may not:
(1) Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act.
(2) Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities), provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.
(3) Borrow money, except (a) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.
(4) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions and (c) loans of securities as permitted by applicable laws but not to exceed 33 1/3% of the Fund's total assets.
(5) Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.
(6) Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.
(7) Purchase or sell commodities or commodities contracts. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instruments, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.
(8) Issue senior securities to the extent such issuance would violate applicable law.

Large Cap Value Fund

The Fund may not:
(1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities), provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.
(2) Borrow money, except to enter into reverse repurchase agreements and employ similar investment techniques and pledge its assets in connection therewith and as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund's total assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds(including reverse repurchase agreements) exceed 5% of its total assets.
(3) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets; except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.
(4) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33 1/3% of the value of the Fund's total assets.
(5) Purchase or sell commodities or commodities contracts. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instruments, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.
(6) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
(7) Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restriction on disposition.
(8) Issue senior securities, except as permitted by its investment objective, policies and restrictions and except as permitted by the 1940 Act.

Mid Cap Growth Fund

The Fund may not:
(1) With respect to 75% of the Fund's total assets, or as allowed by federal law, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations); except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.
(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.
(3) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the readily marketable securities of companies which own or deal in such things.
(4) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.
(5) Make loans of money, except that the Fund may invest in repurchase agreements.
(6) Issue senior securities as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.
(7) Purchase or sell commodities or commodities contracts. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instruments, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.
(8) Lend its portfolio securities to broker-dealers and other financial institutions in an amount in excess of 33 1/3% of the value of the Fund's total assets.
(9) The Fund may borrow money, pledge assets and enter into reserve repurchase agreements, or employ similar investment techniques, as permitted by applicable law, provided the borrowing does not exceed 33 1/3% of the Fund's total assets.

Mid Cap Value Fund

The Fund may not:
(1) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements and employ similar investment techniques and pledge its assets in connection therewith, for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 33 1/3% of the value of the Fund's total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.
(2) Purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind. For purposes of the limitations on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.
(3) With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer; except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.
(4) Purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. This limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
(5) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.
(6) Purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.
(7) Issue senior securities, except as permitted under the 1940 Act.
(8) Underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the 1933 Act.

Money Market II Fund

The Fund may not:
(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer; except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. As a matter of operating policy, NAFV II will not consider repurchase agreements subject to the 5% limitation if the collateral underlying the repurchase agreements are U.S. Government securities.
(2) (a) Issue senior securities except in connection with investments in options and futures contracts; or
 (b) borrow money, enter into reverse repurchase agreements, or employ similar investment techniques and pledge its assets in connection therewith, except to the extent permitted by applicable law and provided that the Fund will not purchase additional securities if borrowings exceed 5% of total assets.
(3) Acquire real estate or real estate contracts, although the Fund may acquire obligations that are secured by real estate or securities issued by companies investing in real estate, such as real estate investment trusts.
(4) Underwrite securities of other issuers except where the sale of restricted portfolio securities constitutes an underwriting under the federal securities laws.
(5) Lend money, except by purchasing debt obligations in which the Fund may invest consistent with its investment objective(s) and policies or by purchasing securities subject to repurchase agreements.
(6) Lend its portfolio securities to broker-dealers and other financial institutions in an amount in excess of 33 1/3% of the value of the Fund's total assets.
(7) Purchase or sell commodity contracts.
(8) Invest more than 25% of the value of its total assets in the securities of issuers primarily engaged in any one industry, except investments in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.

Small Cap Growth Fund

The Fund may not:
(1) Make any investment inconsistent with the Fund's classification as a diversified investment company under the 1940 Act; except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.
(2) Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.
(3) Issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder.
(4) Borrow money, enter into reverse repurchase agreements, or employ similar investment techniques and pledge, assets in connection therewith, except to the extent permitted by applicable law and provided that the Fund will not purchase additional securities if borrowings exceed 5% of total assets.
(5) Underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities may be deemed an underwriter within the meaning of the 1933 Act.
(6) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.
(7) Purchase or sell commodities or commodities contracts. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instruments, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.
(8) Make loans to other persons, except in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law.

Small Cap Value Fund

The Fund may not:
(1) Borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the total Fund's assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. If borrowings exceed 5% of the Fund's total assets, the Fund will not purchase additional securities.
(2) Underwrite securities issued by other persons except insofar as NAFV II (or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.
(3) Make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 33 1/3% of the Fund's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.
(4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), in the ordinary course of business (except that NAFV II may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities and the securities of companies that deal in real estate).
(5) Invest more than 25% of its total assets in issuers primarily engaged in a single industry (excluding the U.S. Government or any of its agencies or instrumentalities), provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.
(6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.
(7) Purchase or sell commodities or commodities contracts. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instruments, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

Socially Responsible Fund

The Fund may not:
(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer; except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. As a matter of operating policy, NAFV II will not consider repurchase agreements subject to the 5% limitation if the collateral underlying the repurchase agreements are U.S. Government securities.
(2) (a) Issue senior securities except in connection with investments in options and futures contracts; or
 (b) borrow money, enter into reverse repurchase agreements, or employ similar investment techniques and pledge its assets in connection therewith, except to the extent permitted by applicable law and provided that the Fund will not purchase additional securities if borrowings exceed 5% of total assets.
(3) Acquire real estate or real estate contracts, although the Fund may acquire obligations that are secured by real estate or securities issued by companies investing in real estate, such as real estate investment trusts.
(4) Underwrite securities of other issuers except where the sale of restricted portfolio securities constitutes an underwriting under the federal securities laws.
(5) Lend money, except by purchasing debt obligations in which a Fund may invest consistent with its investment objective(s) and policies or by purchasing securities subject to repurchase agreements.
(6) Purchase or sell commodities or commodities contracts. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instruments, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.
(7) Lend its portfolio securities to broker-dealers and other financial institutions in an amount in excess of 33 1/3% of the value of the Fund's total assets.
(8) Enter into financial futures contracts (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions at the time such positions were established plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.
(9) Invest more than 25% of the value of its total assets in the securities of issuers primarily engaged in any one industry (excluding the U.S. Government or any of its agencies or instrumentalities), provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.

Appendix 2

CHARTER OF THE AUDIT COMMITTEE

North American Funds Variable Product Series I

North American Funds Variable Product Series II

USLIFE Income Fund, Inc.

MEMBERSHIP

The Board of Trustees/Directors, acting by resolution adopted by a majority of the full Board, shall elect from among its members an audit committee of not fewer than three (3) nor more than ten (10) members, each of whom shall be a trustee/director who is not an interested person (as defined by the Investment Company Act of 1940). No member will have a relationship with any American General registered investment company, American General Corporation, or any affiliates that, in the opinion of the Board of Trustees/Directors, would interfere with the exercise of independent judgment as a committee member. The chairman of the committee shall be elected by a majority of the full Board of Trustees/Directors at the time the committee is elected or at such time as it becomes necessary to elect a new chairman because of the chairman's death, resignation or removal. Each member of the committee shall be financially literate, or shall undertake to become financially literate within a reasonable period of time after being elected to the committee and at least one member shall have accounting or related financial management expertise, as these qualifications are determined in the opinion of the Board of Trustees/Directors.

PROCESS

The audit committee shall meet at such times and places as may be fixed by the committee, or on the call of its chairman, at such times and places as may be designated in the call of such meetings. The committee shall also meet promptly upon the request of a registered investment company's outside auditors. The committee shall maintain a record of its proceedings and shall report to the Board of Trustees/Directors a summary of its activities not less frequently than twice each fiscal year, along with such recommendations as the committee deems appropriate.

RESPONSIBILITIES

The audit committee shall have the following powers and duties:

(a) subject to confirmation by the Board of Trustees/Directors, to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in any proxy statement);

(b) to make clear to the outside auditors that the outside auditors are ultimately accountable to the Board of Trustees/Directors and the audit committee;

(c) to review at regular intervals audit arrangements for each registered investment company and the reports to be rendered;

(d) to review in advance the plan and scope of the audit of each registered investment company to be performed by the outside auditors and the related estimate of fees and to recommend such audit plan, scope and fee estimate for board approval;

(e) to review non-audit services and fees of each registered investment company's outside auditors, giving appropriate consideration to the possible effect on the auditors' independence of each non-audit service provided;

(f) to ensure that the outside auditors submit to the committee at least annually a formal written statement delineating all relationships between the outside auditors and each registered investment company and American General Corporation and its affiliates and to review with the outside auditors any disclosed relationships or services that may impact the objectivity and independence of the outside auditors for the purpose of recommending, as necessary, that the Board of Trustees/Directors take appropriate action to satisfy itself of the outside auditors' independence;

(g) to review periodically with each registered investment company's outside auditors the accounting principles and policies of each registered investment company, including any matters required to be discussed by Statement on Auditing Standards No. 61, as it may be amended or supplemented;

(h) to review periodically with each registered investment company's management, internal auditors and independent auditors the adequacy and effectiveness of accounting and financial controls, including the investment company's system to monitor and manage business risk and legal and ethical compliance programs, including compliance with the Investment Company Act of 1940 and qualification as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as the committee or the Board of Trustees/Directors may determine to be necessary or desirable;

(i) to review periodically the coordination between each registered investment company's outside auditors and each registered investment company's internal audit staff and to review with each registered investment company's outside auditors, upon completion of their audit, their findings and recommendations and the responses of management to such findings and recommendations;

(j) to review and discuss with management each registered investment company's audited financial statements;

(k) to recommend to the Board of Trustees/Directors that the audited financial statements presented to the audit committee be included in each registered investment company's annual report;

(l) to conduct from time to time, or cause to be conducted, such investigations or inquiries relating to the committee's responsibilities, including accounting or audit matters, as the facts presented to the committee warrant and as the committee may deem necessary or appropriate in the interest of each registered investment company and its shareholders;

(m) to confer with and direct the officers of each registered investment company to the extent necessary to exercise the committee's powers and to carry out its duties;

(n) to meet with representatives of the outside auditors of each registered investment company and/or the internal audit staff of each registered investment company in the absence of management, whenever the committee deems such to be appropriate; and

(o) to perform such additional duties as may be assigned to the committee by the Board of Trustees/Directors.